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                                              Filed Pursuant to Rule 497(e)
                                              Registration File No.: 33-56239


                         SUPPLEMENT TO THE PROSPECTUS
                 OF DEAN WITTER GLOBAL ASSET ALLOCATION FUND
                             DATED MARCH 2, 1998

   On April 30, 1998, the Board of Trustees of Dean Witter Global Asset Allocation Fund (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund and Dean Witter Strategist Fund ("Dean Witter Strategist"), pursuant to which substantially all of the assets of the Fund would be combined with those of Dean Witter Strategist and shareholders of the Fund would become shareholders of Dean Witter Strategist receiving shares of Dean Witter Strategist equal to the value of their holdings in the Fund (the "Reorganization"). Each shareholder of the Fund will receive the Class of shares of Dean Witter Strategist that corresponds to the Class of shares of the Fund currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders scheduled to be held on August 19, 1998. A proxy statement formally detailing the proposal, the reasons for the Trustees' action, and information concerning Dean Witter Strategist will be distributed to shareholders of the Fund.

April 30, 1998